AMENDMENT TO REVOLVING CREDIT AGREEMENT
                       ---------------------------------------

     This Amendment to Revolving Credit Agreement (this "Amendment") is made as of this 5th day of June, 1996 by and between:

     THE CARE GROUP, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

     THE CHASE MANHATTAN BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the "Bank").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS:

     (A) The Borrower and the Bank are parties to a Revolving Credit Agreement dated as of February 14, 1994 (as amended through the date hereof, the "Agreement");

     (B) The Borrower has requested the Bank to permit the United States government to have a second lien upon and security interest in the assets of the Borrower and its affiliates and the Bank is willing to permit such liens subject to the Borrower executing this Amendment.

     (C) Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1. Amendments to Revolving Credit Agreement.
           ----------------------------------------

     This Amendment shall be deemed to be an amendment to the Agreement and shall not be construed in any way as a replacement or substituting therefore. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Agreement as if such terms and provisions were set forth in full herein.

     Section 1.1. The cover page of the Agreement is hereby amended by deleting the reference to "$12,000,000" therefrom and substituting in its place "$8,000,000."

     Section 1.2. The definition of Borrowing Base contained in Section 1.01 of the Agreement is hereby amended by inserting the following provision at the end thereof:

     "The Bank may, in its reasonable discretion based upon the results of any collateral audit conducted by the Bank, upon 30 days' prior written notice to the Borrower, change the percentages included in






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     clauses (i) and (ii) from time to time by written notice to the
     Borrower."

     Section 1.3. The definition of Commitment contained in Section 1.01 of the Agreement is hereby amended by deleting the reference to $12,000,000 therefrom and substituting "$8,000,000" in its place.

     Section 1.4. The definition of the term "Eligible Receivables" contained in Section 1.01 of the Agreement is hereby amended by inserting the following provision at the end thereof."

          "Eligible Receivables shall exclude all accounts receivables payable by state or federal agencies under Medicaid or Medicare programs and such other accounts receivables as are determined by the Bank to be ineligible. Standards of eligibility may be fixed and revised from time to time by the Bank in its reasonable discretion based upon the results of any collateral audit conducted by the Bank upon 30 days' prior written notice to the Borrower.

     Section 1.5. The definition of the term "Eligible Inventory" contained in
Section 1.01 of the Agreement is hereby amended by inserting the following provision at the end thereof:

           "Eligible Inventory shall exclude those items of inventory determined by the Bank to be ineligible. Standards of eligibility may be fixed and revised from time to time by the Bank in its reasonable discretion based upon the results of any collateral audit conducted by the Bank upon 30 days' prior written notice to the Borrower."

     Section 1.6. Section 2.05 of the Agreement is hereby amended by deleting the first sentence thereof and substituting the following in its place:

           "All loans made by the Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower in substantially the form of Exhibit A hereto duly completed, in the principal amount of Eight Million dollars ($8,000,000) payable to the Bank, and maturing as to principal on the Termination Date (such note, together with any Note issued in substitution or replacement therefore, being hereinafter referred to as the "Note")."

In addition, Exhibit A to the Agreement is hereby deleted and Exhibit A-l hereto is substituted in its place. On the date hereof, the Note in the form attached hereto as Exhibit A-1 shall be substituted for and shall replace the Borrower's existing $12,000,000 promissory note (the

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"Existing Note") and all amounts outstanding under the Existing Note shall be deemed to be outstanding under the new Note.

     Section 1.7. Section 6.01 of the Agreement is hereby amended by inserting a new sub-paragraph "(k)" thereto which provides as follows:

     "(k) Debt incurred in connection with that certain Settlement Agreement to be executed among the Borrower, the United States, Advanced Care Associates, Inc., Robert Wolk, Harriet Wolk, Robert Miller, Anne Miller, Christopher Piacentile and Piper & Marbury, L.L.P., in substantially the form of the draft of such agreement provided to the Bank on or before June 5, 1996.

     Section 1.8. Section 6.02(l) of the Agreement is hereby amended by inserting the following phrase at the end thereof: "or its Subsidiaries."

     Section 1.9. Article 6 of the Agreement is hereby further amended by inserting a new Section 6.11 at the end thereof which provides as follows:

            Section 6.11 Settlement Agreement. Amend, supplement or modify that certain Settlement Agreement to be executed by and among the Borrower, the United States, Advanced Care Associates, Inc., Robert Wolk, Harriet Wolk, Robert Miller, Anne Miller, Christopher Piacentile and Piper & Marbury, L.L.P. without the prior written consent of the Bank or enter into a Settlement Agreement containing terms which differ substantially from the draft of such agreement provided to the Bank on or before June 5, 1996.

ARTICLE 2. Representations and Warranties.
           ------------------------------

     The Borrower hereby represents and warrants to the Bank that:

     Section 2.1. Subject to Section 2.5 of this Amendment, each and every one of the representations and warranties set forth in the Agreement is true as of the date hereof with respect to the Borrower with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     Section 2.2. No Default or Event of Default, as defined in the Agreement now exists.

     Section 2.3. The Borrower is not in default with respect to any agreement to which it is a party or by which it is bound.

     Section 2.4. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits


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or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 2.5. There is no claim, litigation, investigation or proceeding pending or threatened against or otherwise materially affecting the Borrower's business except as previously disclosed to the Bank (in connection with U.S.
v. Wolk, Advanced Care Associates, Inc.., et al.,) and except in the ordinary course of the Borrower's business which do not, in the aggregate, affect materially and adversely the financial condition, operations, properties or business of the Borrower.

     Section 2.6. The Security Agreements continue to be in full force and effect and secure all payment and other obligations of the Borrower under the Agreement. The Borrower has not located assets in any new locations since the execution and delivery of the Security Agreements.

ARTICLE 3. Miscellaneous.
           -------------

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Waiver as of the date first above written.

                                        THE CARE GROUP, INC.


                                        By: /S/ PAT CELLI
                                            --------------------------
                                            Name:  Pat Celli
                                            Title: Chief Financial Officer


                                        THE CHASE MANHATTAN BANK, NATIONAL
                                        ASSOCIATION


                                        By: /S/ EMELIA TEIGE
                                            ---------------------------
                                            Name:  Emelia Teige
                                            Title: Vice President










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                                                                 EXHIBIT A-l
                                                                 -----------

                             REVOLVING CREDIT NOTE


$8,000,000                                                       June 5, 1996
                                                      Nassau County, New York

     THE CARE GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), for value received, hereby promises to pay to the order of THE CHASE MANHATTAN BANK, N.A., a national banking association (the "Bank") at the Bank's office at 395 North Service Road, Melville, New York 11747, on or before November 16, 1998, the principal sum of EIGHT MILLION DOLLARS ($8,000,000), or, if less, the amount loaned by the Bank to the Borrower pursuant to the Credit Agreement referred to below, in the lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said office, in like money, at the rate of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The holder of this Revolving Credit Note shall record the date and amount of each Loan made by the Bank, and the date and amount of each payment or prepayment of principal of or interest on any Loan, on the schedule attached hereto or on such computer, magnetic disk, tape or other such electronic data storage and retrieval system deemed adequate for such purpose by the Bank, in its sole and absolute discretion, which record shall constitute prima facie evidence of the accuracy of the information so recorded (although if such information is determined to be incorrect, the Bank will correct such information), but no failure so to record or any error in so recording shall affect the obligation of the Borrower to repay any such Loans, with Interest thereon, as provided in the Credit Agreement or herein.

     This is the Note referred to in that certain Credit Agreement dated as of February 14, 1994 between the Borrower and the Bank as amended by an Amendment and Waiver to Revolving Credit Agreement dated the date hereof (as such agreement may be further amended from time to time, the "Credit Agreement") and evidences the Loans made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein. The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     The terms of this Note may not be changed orally, but only by an instrument duly executed by the Borrower and the Bank.


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     This Note is issued in substitution for and replacement of the Borrower's
$12,000,000 promissory note dated November 16, 1995 (the "Old Note") and all amounts outstanding under the Old Note are as of the date hereof deemed to be outstanding hereunder.

     This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                                       THE CARE GROUP, INC.


                                       By: /S/ PAT CELLI
                                           ------------------------
                                           Name:  Pat Celli
                                           Title: Chief Financial Officer





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